EXHIBIT 31.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT OF 1934 RULE 13a-14(a)/15d-14(a), AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Adrian G. Goldfarb, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Duos Technologies Group, Inc. (the “registrant”);
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 7, 2018

/s/ Adrian G. Goldfarb
Adrian G. Goldfarb
Principal Financial Officer